                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                            BTU INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)  Filing Party:

          ----------------------------------------------------------------------

     4)  Date Filed:

          ----------------------------------------------------------------------

                            BTU INTERNATIONAL, INC.
                                23 ESQUIRE ROAD
                 NORTH BILLERICA, MASSACHUSETTS 01862-2596, USA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2003

                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of BTU International, Inc. will be held at the offices of the Company, 23 Esquire Road, North Billerica, Massachusetts, at 10:00 A.M. on Friday, May 16, 2003, for the following purposes:

          1.  To elect six directors to serve for the ensuing year.

          2.  To approve the 2003 Equity Incentive Plan.

          3. To approve an amendment to the 1998 Stock Option Plan for Non-Employee Directors increasing by 70,000 the shares available for issuance under the plan.

          4. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 4, 2003 are entitled to notice of and to vote at the meeting.

     If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          JOHN E. BEARD
                                          Secretary

North Billerica, Massachusetts
April 11, 2003

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2003
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     The enclosed proxy is solicited on behalf of the Board of Directors of BTU International, Inc. ("BTU" or the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on May 16, 2003 or at any adjournment thereof. The cost of solicitation of proxies will be borne by BTU. Directors, officers and employees of BTU, without additional remuneration, may also solicit proxies by telephone, telegraph or personal interview. BTU will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

     The holders of record of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on April 4, 2003 are entitled to notice and to vote at the Meeting. There were 7,002,578 of Common Stock outstanding on that date, each of which is entitled to one vote on each matter to come before the Meeting.

     Shares of Common Stock represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted to fix the number of directors at six and for the election as directors of the nominees named below. To be voted, proxies must be filed with the Secretary prior to voting. A proxy may be revoked at any time before it is voted by filing a notice of such revocation with the Secretary.

     The holders of a majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Meeting. Directors are elected by a plurality of the votes cast at the meeting for the election of directors. The person designated as the election inspector will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the brokers or nominee do not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for the purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

     The Annual Report on Form 10K for BTU's fiscal year ended December 31, 2002 has been mailed with this proxy statement. This proxy statement and the enclosed proxy were mailed to stockholders on the same date as the date of the Notice of Annual Meeting of Stockholders. The principal executive offices of BTU are located at 23 Esquire Road, North Billerica, Massachusetts 01862-2596.

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned and not revoked to fix the number of directors at six and in favor of the election as directors of the six nominees named below, all of whom are now directors of BTU, unless authority to vote for the election of any or all of such nominees is withheld by marking the proxy to that effect.

     The persons elected as directors will serve until the next annual meeting of stockholders and until their successors are elected and shall qualify. It is expected that each of the nominees will be able to serve, but if any nominee is unable to serve, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees or to fix the number of directors at a lesser number.

                                                      BUSINESS EXPERIENCES AND                  DIRECTOR
NAME                                                   CURRENT DIRECTORSHIPS              AGE    SINCE
----                                                  ------------------------            ---   --------
Mark R. Rosenzweig........................  President, Chief Executive Officer and        56      2002
                                            Director of the Company.
Paul J. van der Wansem....................  Chairman of the Board of Directors of the     63      1979
                                            Company; President, Chief Executive Officer
                                            and Director of the Company 1979-2002.
David A.B. Brown..........................  Director of the Company; President of The     59      1989
                                            Windsor Group, Inc., a management consulting
                                            firm of which he is co-founder; Director,
                                            EMCOR Group, Inc., an electrical and
                                            mechanical engineering company; Director,
                                            Pride International Inc., an owner and
                                            operator of offshore drilling rigs.
                                            Director, Technical Communications Corp., a
                                            manufacturer and marketer of encryption
                                            equipment. Director of NS Group, Inc. a
                                            manufacturer and marketer of pipe for the
                                            oil and gas industry. Director of Mission,
                                            Inc. an oil and gas exploration and
                                            production company.(1)(2)
J. Chuan Chu..............................  Director of the Company; Chairman of          83      1991
                                            Columbia International Corporation, an
                                            engineering firm; Senior Advisor, Office of
                                            the President of SRI International, an
                                            international consulting firm; Director,
                                            Interproject Corp., an international
                                            construction and trading company; Senior
                                            Research Professor, Development Research
                                            Center, State Council, China(1)(2)
Joseph F. Wrinn...........................  Director of the Company; Vice President,      49      1999
                                            Platform Engineering Manager, Semiconductor
                                            Test Division of Teradyne, Inc.(1)(2)
John E. Beard.............................  Director of the Company; Of Counsel, Ropes &  70      2002
                                            Gray; Partner 1967-2000

---------------
(1) Member of Audit Committee

(2) Member of Stock Option and Compensation Committee.

     During 2002, the Board of Directors held eight meetings. Each director attended 100% of the Board and relevant committee meetings during 2002. Each director who is not an officer or employee of the Company receives an annual retainer. For 2002, the annual retainer for directors was $10,000 paid in two $5,000 installments, of which the directors are permitted to elect to take up to one-half in the form of stock options. The number of shares subject to options granted pursuant to any such election by a director is equal to twice the number of shares determined by dividing the cash amount by the fair market value of the Common Stock on the date of the award. The exercise price of such options is equal to the fair market value of the Common Stock on the date of the award. The options become exercisable on the first anniversary of the date of grant and expire five years after the date of grant. Under this program, on April 1, 2002, Mr. Brown, Dr. Chu and Mr. Wrinn each received an option to purchase 901 shares of Common Stock at an exercise price of $5.55 per share. On October 1, 2002 Mr. Brown, Dr. Chu, Mr. Wrinn and Mr. Beard each received options to purchase 2,500 shares of Common Stock at an exercise price of $2.00 per share. In addition, each non-employee director receives $750 for each Board meeting attended and $500 for each committee meeting attended independent of a Board meeting.

     In addition, under the Company's 1998 Stock Option Plan for Non-Employee Directors, each non-employee director receives an option to purchase 1,000 shares of Common Stock on the date of the annual meeting and each newly elected director receives an option for 2,000 shares of Common Stock on the date of his or her first election to the Board. These options become exercisable with respect to one-fourth of the shares on each of the first four anniversaries of the date of grant, and expire seven years from the date of grant.

     During 2002, the Company paid $15,000 in consulting fees to a company of which Dr. Chu is the chairman.

     Mr. Beard is of counsel to the law firm of Ropes & Gray, which has been retained by the Company.

     The Audit Committee in 2002 was comprised of David A.B. Brown (Chairman),
J. Chuan Chu and Joseph F. Wrinn, who are not employees of the Company and are "independent" as defined in the Nasdaq's listing standards. The Committee held four meeting during 2002. The Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company; reviews with the independent public accountants and management the Company's internal accounting procedures and controls; and reviews with the independent public accountants the scope and results of the auditing engagement.

     The Stock Option and Compensation Committee was comprised in 2002 of David A.B. Brown (Chairman), J. Chuan Chu and Joseph F. Wrinn. The Committee administers the Company's stock option and compensation plans and provides recommendations to the Board of Directors regarding compensation matters. The Committee held eight meeting during 2002.

     The Company has no nominating committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, its officers and any persons holding more than ten percent of the Company's Common Stock are required to report to the Securities and Exchange Commission their holdings of and transactions in the Common Stock of the Company. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure during 2002 to file by these dates. In 2002, reports were not filed on a timely basis with respect to the following executive officers and directors of the Company: two reports on Form 4 of Mr. Rosenzweig relating to two separate transactions; one report on Form 4 of Mr. Kealy relating to a single transaction; one report on Form 4 of Mr. Griffin relating to a single transaction; two reports on Form 4 of Mr. van der Wansem relating to two separate transactions; two reports on Form 4 of Mr. Beard relating to two separate transactions; three reports on Form 4 of Dr. Chu relating to three separate transactions; four reports on Form 4 of Mr. Brown relating to four separate transactions; and three reports on Form 4 of Mr. Wrinn relating to three separate transactions. The Company assists its officers and directors with the filing of these reports and this delinquency was caused by administrative oversight. In making these statements, the Company has relied on the written representations of its directors, officers and ten percent holders and copies of the reports that they have filed with the Commission and the Company.

BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth certain information regarding beneficial ownership as of March 30, 2002 of the Company's Common Stock (i) by each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors and nominees, (iii) by each executive officer of the Company and (iv) by all directors and executive officers of the Company as a group.

                                                                   COMMON STOCK
                                                               BENEFICIALLY OWNED(1)
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                                                               SHARES        CLASS
                                                              ---------    ----------
DIRECTORS AND EXECUTIVE OFFICERS
Mark R. Rosenzweig(2).......................................     20,000          *
Paul J van der Wansem(3)....................................  2,003,850       26.5%
David A.B. Brown(4).........................................     23,362          *
J. Chuan Chu(4).............................................     13,278          *
Joseph F. Wrinn(4)..........................................      8,371          *
John E. Beard(9)............................................     10,000          *
Thomas P. Kealy(5)..........................................     41,480          *
James M. Griffin(5).........................................     47,250          *
All directors and executive officers as a group (8
  persons)(6)...............................................  2,167,591       28.7%
5% BENEFICIAL OWNERS
FMR Corp.(7)................................................    691,600        9.2%
82 Devonshire Street
Boston, MA 02109
Dimensional Fund Advisors Inc.(8)...........................    519,300        6.9%
1299 Ocean Avenue
Santa Monica, CA 90401

---------------
 *  Less than one percent

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or it.

(2) Shares are restricted but Mr. Rosenzweig has voting rights but no power to sell.

(3) Includes: (i) 100,000 shares of Common Stock held by trusts, of which Mr. van der Wansem is a trustee, for the benefit of certain members of Mr. van der Wansem's family (Mr. van der Wansem disclaims beneficial ownership in the shares held in these trusts); (ii) 150,000 shares held in a family limited partnership, in which Mr. van der Wansem is a general partner and a limited partner; (iii) 85,000 shares held by Mrs. van der Wansem, of which Mr. van der Wansem disclaims beneficial ownership; and (iv) 171,350 shares for Mr. van der Wansem represented by options exercisable within 60 days of the record date. Mr. van der Wansem's address is c/o BTU International, Inc., 23 Esquire Road, North Billerica, Massachusetts 01862.

(4) Includes 10,169 shares for Mr. Brown, 7,871 for Dr. Chu and 7,371 for Mr. Wrinn represented by options exercisable within 60 days of the record date.

(5) Includes 28,450 shares for Mr. Kealy and 47,250 for Mr. Griffin represented by options exercisable within 60 days of the record date.

(6) Includes 272,461 shares represented by options, which are exercisable within 60 days of the record date.

(7) According to information filed on January 10, 2002 with the Securities and Exchange Commission in a report on Schedule 13G, each of Edward C. Johnson 3d, Abigail P. Johnson, FMR Corp., through its wholly owned subsidiary Fidelity Management & Research Company ("Fidelity"), and the Fidelity Low-Priced Stock Fund ("the Fund") has sole power to dispose of the 691,600 shares owned by the Fund. Fidelity carries out voting of the shares under written guidelines established by the Fund's Board of Trustees.

(8) According to information filed on December 31, 2002 with the Securities and Exchange Commission in a report on Schedule 13G, Dimensional Fund Advisors Inc. ("Dimensional") has sole power to dispose of the 519,300 shares owned by registered investment companies, commingled group trusts and separate accounts. Dimensional carries out voting of the shares under written guidelines established by Dimensional's Board of Directors.

(9) Mr. Beard is the direct owner of 5,000 shares and indirectly owns and controls 5,000 shares as the co-trustee of shares held in the van der Wansem Family Trust.

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to compensation paid to or accrued on behalf of the persons who on December 31, 2002 were the chief executive officer, chairman of the board of directors and the two other most highly paid executive officers of the Company (the "Named Executive Officers"), for services to the Company for the years 2000, 2001 and 2002.

                           SUMMARY COMPENSATION TABLE

                                                            LONG-TERM COMPENSATION
                                                           ------------------------
                                           ANNUAL                         AWARDS
                                        COMPENSATION       RESTRICTED   SECURITIES
                                    --------------------     STOCK      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   AWARDS($)    OPTIONS(#)    COMPENSATION($)(1)
---------------------------  ----   ---------   --------   ----------   -----------   ------------------
Mark R. Rosenzweig(3)......  2002    142,102          0      74,000       170,000              928
  President, Chief
     Executive
  Officer and Director
Paul J. van der Wansem.....  2002    256,145          0                    50,000          282,113
  Chairman of the Board of   2001    273,726          0                    48,700           44,981
  Directors, President and   2000    288,077    212,400                    45,000           40,488
  CEO until 7/8/2002
Thomas P. Kealy............  2002    100,306          0                     7,500              943
  Vice President, Corporate  2001    106,865          0                    10,900            2,672
  Controller and Chief       2000    111,312     34,050                     7,000            2,475
  Accounting Officer
James M. Griffin(2)........  2002    134,456          0                     7,500            1,154
  Vice President of
     Sales --                2001    138,720          0                    16,000            3,000
  Americas                   2000    153,645     28,800                    42,000            1,469

(1) In the case of Mr. Rosenzweig payment for life insurance; Mr. van der Wansem $139,500 for stock grant, $100,000 retirement payment, $40,202 for life insurance and $2,411 for 401(k) match; Mr. Kealy and Mr. Griffin 401(k) match.

(2) Salary includes commission compensation, which is variable, based on sales.

(3) The closing market price for this stock award was $3.70. On December 31, 2002 the value of this restricted stock was $42,160 based on the closing price of $2.108.

                             OPTION GRANTS IN 2002

     The following table sets forth information with respect to options granted to the Named Executive Officers during 2002.

                                               INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                               --------------------------------------------------     VALUE AT ASSUMED
                               NUMBER OF                                            ANNUAL RATES OF STOCK
                               SECURITIES    % OF TOTAL                              PRICE APPRECIATION
                               UNDERLYING    GRANTED TO    EXERCISE                    FOR OPTION TERM
                                OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
                                GRANTED     FISCAL YEAR    ($/SHARE)      DATE        5%($)      10%($)
                               ----------   ------------   ---------   ----------   ---------   ---------
Mark R. Rosenzweig...........   150,000         37.7%        $3.70      07/08/07    $153,336    $338,833
                                 20,000          5.0%        $1.86      12/17/09    $ 15,144    $ 35,292
Paul J. van der Wansem.......    50,000         12.6%        $1.86      12/17/09    $ 37,860    $ 88,231
Thomas P. Kealy..............     7,500          1.9%        $1.86      12/17/09    $  5,679    $ 13,235
James M. Griffin.............     7,500          1.9%        $1.86      12/17/09    $  5,679    $ 13,235

     The table below sets forth information with respect to the aggregate value on December 31, 2002 of options held by the named executive officers. The named executive officers exercised no options in 2002.

                        AGGREGATED FY-END OPTION VALUES

                                                                  NUMBER OF              (1)
                                                                 SECURITIES           VALUE OF
                                                                 UNDERLYING          UNEXERCISED
                                                                 UNEXERCISED        IN-THE-MONEY
                                                                 OPTIONS AT          OPTIONS AT
                                                              DECEMBER 31, 2002   DECEMBER 31, 2002
                                                                EXERCISABLE/        EXERCISABLE/
NAME                                                          UNEXERCISABLE(#)    UNEXERCISABLE($)
----                                                          -----------------   -----------------
Mark R. Rosenzweig..........................................         0/170,000        0/4,960
Paul J. van der Wansem......................................   171,350/119,350        0/12,400
Thomas P. Kealy.............................................    28,450/19,950         0/1,860
James M. Griffin............................................    36,850/42,250         0/1,860

---------------
(1) Value is based on the closing sales price of the Company's Common Stock on December 31, 2002, the last trading day of 2002 ($2.108), less the applicable option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Brown, Chu, and Wrinn, none of whom is or was an executive officer of the Company during 2002, served on the Compensation Committee.

EMPLOYMENT CONTRACTS

     The Company has an employment agreement with Mr. Rosenzweig under which he has agreed to serve as our chief executive officer for an original term of 24 months, commencing July 8, 2002. Under this agreement, his base salary is $330,000 per annum, subject to increase by the Board. His base salary may also be decreased in connection with any reduction that applies to executives generally. He is entitled to a performance bonus of from 0% to 70% of his base salary based upon the Company's achievement of performance objectives set by the Board. Under the agreement, Mr. Rosenzweig received the stock options and restricted stock awards listed in the Summary Compensation Table. He is also entitled to receive an automobile benefit and a life insurance benefit.

     If Mr. Rosenzweig's employment is terminated by the Company other than for cause or by him for good reason (each as defined in the agreement), he will be entitled to receive his base salary through the date of termination, any bonus payable from the previous fiscal year, and a pro rata portion of any bonus for the then current fiscal year if the termination occurs in the second half, which is referred to as his "final compensation." In addition to final compensation, he will be entitled to receive base salary for the remainder of the original term or 12 months, whichever is longer, automobile and life insurance benefits for three months and medical and dental benefits for up to six months. If Mr. Rosenzweig's employment is terminated within 4 months following a change of control of the Company, he will be entitled to receive his final compensation plus up to 18 months of base salary and all his options will be accelerated.

     Mr. Rosenzweig has agreed that during the time he is receiving severance payments and for 18 months thereafter he will not compete with the Company nor hire or solicit any employee or customer of the Company.

     In addition, the Company entered into an executive retirement agreement with its former President and Chief Executive Officer, Mr. van der Wansem. Under the terms of the agreement, Mr. van der Wansem will provide, at the Company's request and subject to certain limitations, consulting services over a four-year period ending June 2007, for $200,000 per year. The Company or Mr. van der Wansem may terminate the consulting agreement at any time. If terminated by the Company, Mr. van der Wansem is entitled to a lump sum payment for the remaining amounts due through June 2007; if terminated by Mr. van der Wansem, he is entitled to the same lump sum payment discounted as specified in the agreement. The agreement also provided for an initial bonus payment of $100,000 and the grant of 75,000 shares of unrestricted common stock.

     Also as part of the agreement, the Company will compensate Mr. van der Wansem $100,000 per year in connection with his responsibilities as Chairman of the Board for the period July 2003 through June 2007. The Company will recognize these amounts as the services are performed. The agreement also provides for certain settlement amounts if Mr. van der Wansem responsibilities as Chairman of the Board are terminated.

EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of December 31, 2002.

                                                                        (B)                       (C)
                                                (A)                                      NUMBER OF SECURITIES
                                       NUMBER OF SECURITIES                             REMAINING AVAILABLE FOR
                                         TO BE ISSUED UPON        WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                      EXERCISE OF OUTSTANDING    EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                       OPTIONS, WARRANTS AND    OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
PLAN CATEGORY                                 RIGHTS            WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
-------------                         -----------------------   --------------------   -------------------------
Equity compensation plans approved
  by security holders...............         1,258,398                 $4.21                    435,608(1)
Equity compensation plans not
  approved by security holders......               N/A                   N/A                        N/A
Total...............................         1,258,398                 $4.21                    435,608

---------------

(1) Includes 2,377 shares for the 1998 Non-Employee Directors Plan and 155,940 shares for the Employee Stock Purchase Plan. Also includes 277,291 shares for the 1993 Equity Incentive Plan, which expired in February 2003.

            PROPOSAL 2:  APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

     On March 31, 2003, the Compensation Committee and the Board of Directors unanimously voted to adopt the 2003 Equity Incentive Plan (the "Incentive Plan") and to recommend approval of the Incentive Plan by stockholders.

     The following is a summary of the material features of the Incentive Plan. It may not contain all of the information important to you. We urge you to read the entire Incentive Plan, a copy of which appears as Appendix A to this Proxy Statement.

DESCRIPTION OF THE INCENTIVE PLAN

     The purpose of the Incentive Plan is to advance the interests of the Company and its affiliated corporations by providing for the grant to participants of stock-based and other incentive awards, all as more fully described below.

     The Incentive Plan will become effective on the date of its approval by the stockholders and will terminate when there are no remaining shares available for awards ("Awards"). The maximum number of shares of Common Stock that may be delivered in satisfaction of Awards under the Plan will be the sum of 700,000 plus the number of shares of Common Stock underlying awards granted under the Company's 1993 Equity Incentive Plan that are forfeited on or after the effective date of this Plan. As of the date of this Proxy Statement, there were outstanding options covering 1,258,398 shares of Common Stock. The maximum aggregate number of ISOs that may be granted under the Incentive Plan is 1,000,000. The maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year and the maximum number of shares of Common Stock subject to stock appreciation rights, or "SARs", granted to any person in any calendar year will each be 300,000. The maximum benefit that will be paid to any person under other awards in any calendar year will be, to the extent paid in shares, 300,000 shares, and, to the extent paid in cash, $300,000. The maximum aggregate number of shares of Common for which Awards of restricted and unrestricted Stock may be granted under the Plan will be 100,000 shares of Stock excluding, however, any shares of unrestricted stock that may be required to be delivered by the Company to its former president and chief executive officer pursuant to a letter agreement dated February 7, 2003. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Incentive Plan and to preserve the value of awards.

     Administration. The Board of Directors or a committee appointed by the Board will administer the Incentive Plan. The term "Administrator" is used in this proxy statement to refer to the person (the Board or committee, and their delegates) charged with administering the Incentive Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, deferred stock or performance awards. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the Incentive Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the Incentive Plan are conclusive and bind all parties.

     Eligibility. Participation is limited to those key employees and directors, as well as consultants and advisors, who in the Administrator's opinion are in a position to make a significant contribution to the success of the Company and its affiliated corporations and who are selected by the Administrator to receive an award. The group of persons from which the Administrator will select participants consists of approximately 180 individuals.

     Stock Options. The Administrator may from time to time award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of Common Stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the Incentive Plan: incentive stock options, or "ISOs", which are subject to special tax treatment as described below, and nonstatutory options, or "NSOs". Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

     The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

     The closing price of the Company Common Stock as reported on the NASDAQ National Market on April 2, 2003 was $1.80 per share.

     Stock Appreciation Rights. The Administrator may grant SARs under the Incentive Plan. An SAR entitles the holder upon exercise to receive an amount in cash or Common Stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of Common Stock.

     Stock Awards; Deferred Stock. The Incentive Plan provides for awards of nontransferable shares of restricted Common Stock, as well as unrestricted shares of Common Stock. Awards of restricted stock and unrestricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the Incentive Plan may also be settled with restricted stock. The Incentive Plan also provides for deferred grants ("deferred stock") entitling the recipient to receive shares of Common Stock in the future on such conditions as the Administrator may specify.

     Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of Common Stock or cash or a combination of the two. The performance criteria used in connection with a particular Performance Award will be determined by the Administrator. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance in accordance with
Section 162(m) that are based on any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. The Administrator will determine whether the performance targets or goals that have been chosen for a particular Performance Award have been met.

     General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the Incentive Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

     Mergers and Similar Transactions. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of the Company's assets or a dissolution or liquidation of the Company, the following rules will apply except as otherwise provided in an Award:

     If there is no assumption or substitution of stock options, existing stock options will become fully exercisable prior to the completion of the transaction on a basis that gives the holder of the stock option a reasonable opportunity to exercise the stock option and participate in the transaction as a stockholder.

     Existing stock options, unless assumed, will terminate upon completion of the transaction.

     Awards of deferred stock will be accelerated by the Administrator so that the stock is delivered prior to the completion of the transaction on a basis that gives the holder of the award a reasonable opportunity following issuance of the stock to participate as a stockholder in the transaction.

     If there is a surviving or acquiring entity, the Administrator may arrange to have that entity (or an affiliate) assume outstanding awards or grant substitute awards. In the case of shares of restricted stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of those shares in connection with the transaction be placed in escrow or otherwise made subject to restrictions determined by the Administrator.

     Amendment. The Administrator may at any time or times amend the Incentive Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Incentive Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an Award so as to affect adversely the Participant's rights under the Award without the Participant's consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

NEW INCENTIVE PLAN BENEFITS

     The future benefits or amounts that would be received under the Incentive Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

FEDERAL TAX EFFECTS

     The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Incentive Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Incentive Plan, nor does it cover state, local or non-U.S. taxes.

     ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

     NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

     In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

     The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price.

However, the optionee may make a so-called "83(b) election" in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to the Company will correspond to the income recognized by the optionee. The application of Section 83 to ISOs exercisable for restricted stock is less clear.

     Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Incentive Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

STOCKHOLDER APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

     A majority of the votes properly cast is necessary to approve the 2003 Equity Incentive Plan. As such, abstentions and broker non-votes will have no effect on the outcome.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

      PROPOSAL 3:  APPROVAL OF AMENDMENT TO THE 1998 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

     On March 31, 2003, the Compensation Committee and the Board of Directors unanimously voted to amend the Company's 1998 Stock Option Plan for Non-Employee Directors (the "1998 Plan") to increase by 70,000 shares the aggregate number of shares of Common Stock of the Company that may be delivered in connection with options, stock appreciation rights ("SARS") or other stock-based awards granted under this plan.

     As of April 4, 2003 there were 2,377 shares of Common Stock available for award under the 1998 Plan. The Board of Directors believes that the number of shares that remain available for issuance under the 1998 Plan is insufficient to continue to fulfill the purpose of the 1998 Plan and accordingly, the number of shares of Common Stock authorized for delivery there under should be increased by 70,000 shares to 72,377 shares of Common Stock.

     The following is a summary of the material features of the 1998 Plan as it applies to the present directors. It may not contain all of the information important to you. We urge you to read the entire 1998 Plan, a copy of which appears as Appendix B to this Proxy Statement.

GENERAL

     The 1998 Plan is administered by a committee of the Board of Directors designated for such purpose (the "Committee") or if no such committee is designated, by the Board of Directors. Under the 1998 Plan, the Committee may grant stock options to any director who (i) is not an employee of the Company or of any subsidiary of the Company, and (ii) is not a holder of more than 5% of the outstanding shares of the Stock, or a person who is in control of such holder (such director being an "Eligible Director"). Of the current directors, Messrs. Brown, Chu, Wrinn and Beard are Eligible Directors.

     If the Plan is approved, each Eligible Director will receive, immediately following the 2003 Annual Meeting of Stockholders, an option to purchase 1,000 shares of Common Stock.

     The exercise price for all Formula Options granted under the 1998 Plan will be the fair market value of Common Stock on the date of the grant. Formula Options will become exercisable for one-quarter of the shares covered on each of the first through fourth anniversaries of the grant. All Formula Options expire in no more than seven years after the date of the grant. The Board currently has a program that permits eligible directors to elect to take up to one-half of their cash retainer in the form of options granted under the 1998 Plan.

     The Committee will set the exercise price of a Discretionary Option, as well as the term of each such option, which cannot exceed seven years from the date of the grant, and the time or times each such option will be exercisable.

     The exercise price may be paid in cash, check acceptable to the Company, bank draft or money order payable to the order of the Company. Subject to certain additional limitations, the Committee may also permit the exercise price to be paid by tendering shares of Common Stock, by having the Company hold back from the shares transferred upon exercise Common Stock equal in value to the purchase price, by using a promissory note, by delivering to the Company an undertaking by a broker to promptly deliver sufficient funds to pay the exercise price, or a combination of the foregoing.

     Except as otherwise provided by the Committee, if an Eligible Director dies, options exercisable immediately prior to death may be exercised by the participant's executor, administrator or transferee during a period of six months following such death (or for the remainder of their original term, if less). Options not exercisable at the time of the Eligible Director's death terminate.

     If an Eligible Director's association with the Company terminates for reasons other than death, options remain exercisable, to the extent they were exercisable immediately prior to termination, for three months (or for the remainder of their original term, if less), unless the Eligible Director was removed for cause or resigned under circumstances which, in the opinion of the Committee, casts such discredit on him or her as to justify termination of the options. Options not exercisable at the time of termination expire.

     In the case of certain mergers, consolidations or other transactions in which the Company is acquired or is liquidated, all outstanding options will terminate provided that the Committee makes all outstanding options immediately exercisable twenty days prior to the effective date of any such transaction. If the transaction is to be accounted for as a pooling of interests, the Committee shall, however, in its discretion arrange to have the successor or surviving corporation assume the options, which will become fully exercisable and expire 180 days after the transaction. If there is a Change of Control, which is defined as the acquisition of 30% of the voting power of the Company's securities (other than from the Company), a change of control that is required to be reported under the proxy rules of the Securities and Exchange Commission, or certain mergers or consolidations or a sale of substantially all of the Company's assets, all options will become fully exercisable.

NEW INCENTIVE PLAN BENEFITS

     Each non-employee director receives 2,000 shares of Common Stock upon first being elected to the board of directors. Each non-employee director is thereafter awarded 1,000 shares of Common Stock immediately following each annual meeting of stockholders. The future benefits or amounts that would be received under the 1998 Plan by non-employee directors for awards of Discretionary Options are discretionary and are therefore not determinable at this time. In addition, the number of Discretionary Options which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

FEDERAL TAX EFFECTS

     The following discussion summarizes certain federal income tax consequences of the exercise and receipt of options under the 1998 Plan. The summary does not purport to cover federal tax consequences that may be associated with the 1998 Plan, nor does it cover state, local or non-U.S. taxes.

     All options granted under the 1998 Plan will be non-qualified options for federal tax purposes. In general, in the case of a nonstatutory option, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, appreciation and depreciation after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

STOCKHOLDER APPROVAL OF THE AMENDMENT TO THE 1998 STOCK EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS.

     A majority of the votes properly cast is necessary to approve the Amendment to the 1998 Stock Equity Plan for Non-Employee Directors. As such, abstentions and broker non-votes will have no effect on the outcome.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee has submitted the following report:

     Due to the significant downturn in the Company's markets during 2002, an across the board cost reduction program was implemented. Part of this cost reduction program was a continuation of the reduction of 10% in the base salary of most key executives of the Company.

     Compensation for executive officers consists of three components: base salary, cash incentive compensation and equity compensation. Company executive base salary compensation is arrived at through market survey analysis, functional responsibility and expected contribution to the results of the business. For cash incentive compensation, the Compensation Committee, in conjunction with the full Board of Directors, reviews and approves incentive compensation plans for the Company's executive officers based on attaining certain goals. These goals included both an earnings per share target and the accomplishment of specific organizational goals. Because of the continuation during 2002 of the electronic equipment industry slump, no incentive compensation plan was paid.

     The Company awards stock options to executive officers as a component of an overall compensation package. The Company believes that stock options can help better align the interests of the executive officers with those of stockholders generally.

     2002 Chief Executive Officer's compensation: in the case of Mr. Rozenzweig, who joined the Company as chief executive officer in July of 2002, his base salary and initial equity awards were based on arms length negotiations in a competitive market to secure the talents of an experienced executive with a proven track record. No cash incentive bonus payments were made to Mr. Rozenzweig. In the case of Mr. van der Wansem, who served as Chief Executive for the first half of 2002, his base salary was commensurate with the prior year's amount, except for the continuation of a 15% salary reduction, which was implemented in 2001. No bonus payments were made to Mr. van der Wansem for his duties as CEO.

     In December 2002 the Compensation Committee approved the issuance of stock options to all employees, including executive officers. (See Option Grants in 2002 for actual grants to executive officers)

     In December 2002 the Compensation Committee negotiated and approved the Executive Retirement Agreement for the former President and CEO.

                                          David A.B. Brown, Chairman
                                          J. Chuan Chu
                                          Joseph F. Wrinn

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee held four meetings during 2002. The Audit Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company; reviews with such auditors and management the Company's internal accounting procedures and controls; and reviews with such auditors the audit scope and results of their audit of the consolidated financial statements of the Company. The Audit Committee adopted its committee charter in April 2001, a copy of which was filed as part of the 2001 Proxy Statement.

     The Audit Committee has reviewed and discussed BTU International, Inc. audited consolidated balance sheets as of December 31, 2002 and 2001 and the related consolidated statements of operations, comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002 with BTU International, Inc.'s management. The Audit Committee has discussed with Vitale, Caturano and Co. PC, BTU International Inc.'s independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (concerning the accounting methods used in the financial statements).

     The Audit Committee has also reviewed with Vitale, Caturano and Co. PC the Independent Standards Board No. 1 concerning the matters that may affect the accountant's independence and has discussed with Vitale, Caturano and Co. PC their independence. Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in BTU International Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

     The Board of Directors, upon recommendation of the Audit Committee, selected Vitale, Caturano and Co. PC as independent auditors of the Company for the year ending December 31, 2002. The Audit Committee has not yet formally recommended an independent auditor for the year ending December 31, 2003. We expect that representatives of Vitale, Caturano and Co. PC will be present at the annual meeting.

     The following table describes the fees that Vitale, Caturano and Co. PC billed to the Company for the fiscal year ended December 31, 2002. The Audit Committee of the Board of Directors has considered the effect, if any, that non-audit services provided by Vitale, Caturano and Co. PC have or might have on the continued independence of Vitale, Caturano and Co. PC.

            FINANCIAL SYSTEMS DESIGN AND
AUDIT FEES      IMPLEMENTATION FEES        TAX FEES   OTHER FEES   TOTAL FEES
----------  ----------------------------   --------   ----------   ----------
 $95,800              $      0             $12,000      $    0      $107,000

                                          David A.B. Brown, Chairman
                                          J. Chuan Chu
                                          Joseph F. Wrinn

COMPARATIVE STOCK PERFORMANCE

     The following graph shows the cumulative total return on BTU Common Stock since December 31, 1996 compared to the Standard & Poors 500 Index and the Standard & Poors Technology Sector Index. Historical stock price performance is not necessarily indicative of future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG BTU INTERNATIONAL, INC., THE S&P 500 INDEX
                      AND THE S&P TECHNOLOGY SECTOR INDEX
[PERFORMANCE LINE GRAPH]

                                                   BTU INTERNATIONAL,                                        S&P INFORMATION
                                                          INC.                       S&P 500                   TECHNOLOGY
                                                   ------------------                -------                 ---------------
Dec 97                                                   100.00                      100.00                      100.00
Dec 98                                                    57.83                      128.58                      178.14
Dec 99                                                   110.84                      155.64                      318.42
Dec 00                                                   146.99                      141.46                      188.18
Dec 01                                                    83.66                      124.65                      139.50
Dec 02                                                    40.64                       97.10                       87.31

* $100 INVESTED ON 12/21/97 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

Copyright(C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

AUDIT MATTERS

     Vitale, Caturano and Co. PC has examined the financial statements of the Company for the year ended December 31, 2002. A representative of Vitale, Caturano and Co. PC is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 2004 must be received by the Company no later than December 17, 2003. For stockholder proposals at the 2004 annual meeting of stockholders that will not be included in the Company's proxy statement, unless notice of such a proposal is received by the Company at its corporate headquarters, Attention John E. Beard, Secretary, on or before February 25, 2004, the management proxies with respect to such meeting will confer discretionary voting authority with respect to any such matter.

OTHER BUSINESS

     The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Annual Meeting of Stockholders. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

FORM 10-K

     A COPY OF BTU'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED TO YOU CONCURRENTLY WITH THIS PROXY STATEMENT.

                                                                      APPENDIX A

                            BTU INTERNATIONAL, INC.
                           2003 EQUITY INCENTIVE PLAN

1. DEFINED TERMS

     Exhibit A, which is incorporated by reference, defines the capitalized terms used in the Plan and sets forth certain operational rules related to those terms.

2. PURPOSE

     The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3. ADMINISTRATION

     The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4. LIMITS ON AWARDS UNDER THE PLAN

     (a) Number of Shares. The maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan will be the sum of (i) 700,000 and (ii) that number of shares of Stock underlying awards granted pursuant to the Company's 1993 Equity Incentive Plan that are forfeited or cancelled in whole or in part on or after the date of stockholder approval of this Plan; provided, however, that in no event shall the aggregate number of shares of Stock for which Awards of ISOs may be granted under the Plan exceed 1,000,000.

     (b) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

     (c) Section 162(m) Limits and Other Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be 300,000. The maximum benefit that may be paid to any person under other Awards in any calendar year will be, to the extent paid in shares, 300,000 shares, and, to the extent paid in cash, $300,000. The foregoing provisions will be construed to be consistent with
Section 162(m) of the Code.

     The maximum aggregate number of shares of Stock for which Awards of Restricted and Unrestricted Stock may be granted under the Plan will be 100,000 shares of Stock, provided that the foregoing limitation excludes any shares of Unrestricted Stock that may be required to be delivered by the Company to its former president and chief executive officer pursuant to Section 4(c)(i)(B) of that certain Letter Agreement dated February 7, 2003.

5. ELIGIBILITY AND PARTICIPATION

     The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6. RULES APPLICABLE TO AWARDS

     (a) ALL AWARDS

     (1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein.

     (2) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant's lifetime, ISOs (and, except as the Administrator otherwise expressly provides, other non-transferable Awards requiring exercise) may be exercised only by the Participant.

     (3) Vesting, Etc. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, immediately upon the cessation of the Participant's Employment an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited, except that:

          (A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant's permitted transferee, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(3), and will thereupon terminate;

          (B) all Stock Options and SARs held by a Participant or the Participant's permitted transferee, if any, immediately prior to the Participant's death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant's death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(3), and will thereupon terminate; and

          (C) all Stock Options and SARs held by a Participant or the Participant's permitted transferee, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

     (4) Taxes. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

     (5) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

     (6) Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

     (7) Section 162(m). This Section 6(a)(7) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant. In the case of any

Performance Award to which this Section 6(a)(7) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Administrator. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award. No Performance Award to which this Section 6(a)(7) applies may be granted after the first meeting of the stockholders of the Company held in 2008 until the Performance Criteria (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

     (b) AWARDS REQUIRING EXERCISE

     (1) Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

     (2) Exercise Price. The Administrator will determine the exercise price, if any, of each Award requiring exercise. Unless the Administrator determines otherwise, and in all events in the case of a Stock Option (other than a Performance Award subject to Section 6(a)(7)) intended to qualify as an ISO or as performance-based for purposes of Section 162(m), the exercise price of an Award requiring exercise will not be less than the fair market value of the Stock subject to the Award, determined as of the date of grant.

     (3) Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (a) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (b) through a broker-assisted exercise program acceptable to the Administrator, or (c) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (a) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

     (4) ISOs. No ISO may be granted under the Plan after the ten year anniversary of the date of approval of the Plan by the Board, but ISOs previously granted may extend beyond that date.

     (c) AWARDS NOT REQUIRING EXERCISE

     Awards of Restricted Stock and Unrestricted Stock may be made in exchange for past services or other lawful consideration.

7. EFFECT OF CERTAIN TRANSACTIONS

     (a) MERGERS, ETC.

     Except as otherwise provided in an Award, in the event of a Covered Transaction in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefor, by the acquiror or survivor or an affiliate of the acquiror or survivor, in each case on such terms and subject to such conditions as the Administrator determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award, each Stock Option, SAR and other Award requiring exercise will become fully exercisable, and the delivery of shares of Stock issuable under each outstanding Award of Deferred Stock will be accelerated and such shares will be issued, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the issuance of the shares, as the case may be, to participate as a stockholder in the Covered Transaction, and the Award will terminate upon consummation of the Covered Transaction. In the case of Restricted Stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

     (b) CHANGES IN AND DISTRIBUTIONS WITH RESPECT TO THE STOCK

     (1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4(a) and to the maximum share limits described in Section 4(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

     (2) Certain Other Adjustments. To the extent consistent with qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

     (3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8. LEGAL CONDITIONS ON DELIVERY OF STOCK

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9. AMENDMENT AND TERMINATION

     The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant's consent, alter the terms of an Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award.

10. OTHER COMPENSATION ARRANGEMENTS

     The existence of the Plan or the grant of any Award will not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.

                                   EXHIBIT A

                              DEFINITION OF TERMS

     The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

     "Administrator": The Board or, if one or more has been appointed, the Committee. The Board may also delegate to one or more officers of the Company the authority to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law. The Administrator may delegate ministerial tasks to such persons as it deems appropriate.

     "Affiliate": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

     "Award":  Any or a combination of the following:

          (i) Stock Options.

          (ii) SARs.

          (iii) Restricted Stock.

          (iv) Unrestricted Stock.

          (v) Deferred Stock.

          (vi) Securities (other than Stock Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Administrator determines.

          (vii) Performance Awards.

          (viii) Grants of cash made in connection with other Awards in order to help defray in whole or in part the cost (including tax cost) of the Award to the Participant.

     "Board":  The Board of Directors of the Company.

     "Code": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

     "Committee":  One or more committees of the Board.

     "Company":  BTU International, Inc.

     "Covered Transaction": Any of (i) a consolidation, merger, or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert,
(ii) a sale or transfer of all or substantially all the Company's assets, or
(iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

     "Deferred Stock": An unfunded and unsecured promise to deliver Stock or other securities in the future on specified terms.

     "Employee":  Any person who is employed by the Company or an Affiliate.

     "Employment": A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

     "ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive option unless, as of the date of grant, it is expressly designated as an ISO.

     "Participant":  A person who is granted an Award under the Plan.

     "Performance Award": An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

     "Performance Criteria": Specified criteria the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

     "Plan": The BTU International, Inc. 2003 Equity Incentive Plan as from time to time amended and in effect.

     "Restricted Stock": An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

     "Section 162(m)":  Section 162(m) of the Code.

     "SARs": Rights entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

     "Stock":  Common Stock of the Company, par value $0.01 per share.

     "Stock Options": Options entitling the recipient to acquire shares of Stock upon payment of the exercise price.

     "Unrestricted Stock": An Award of Stock not subject to any restrictions under the Plan.

                                                                      APPENDIX B

                            BTU INTERNATIONAL, INC.

               1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.  PURPOSE

     The purpose of this 1998 Stock Option Plan for Non-Employee Directors (the "Plan") is to advance the interests of BTU International, Inc. (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through the awarding of options ("Options") to purchase shares of the Company's common stock (the "Stock").

2.  ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant Options in accordance with the Plan to such directors as are eligible to receive Options;
(b) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 7, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under an Option and to waive any condition or provision of an Option.

3.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which the Plan is approved by the Board of Directors of the Company, subject to approval by the stockholders of the Company. No Option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Options previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

     (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of Options granted under the Plan shall be 120,000. If any Option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such Option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

     (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, after the effective date of the Plan, the number and kind of shares of stock or securities of the Company subject to Options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

     The Committee may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(j)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

5.  ELIGIBILITY FOR OPTIONS

     A Director eligible to receive Options under the Plan (an "Eligible Director") shall be any director who is not an employee of the Company or of any subsidiary of the Company, and (ii) is not a holder of more than 5% of the outstanding shares of the Stock, or a person who is in control of such holder.

6.  TERMS AND CONDITIONS OF OPTIONS

     (a) Formula Options. On the date that the Board approves this Plan, each person who is then an Eligible Director shall be awarded on such date an Option covering 1,000 shares of Stock, subject to stockholder approval of the Plan. Each Eligible Director elected for the first time thereafter shall also be awarded on the date of his or her first election an Option covering 2,000 shares of Stock. Thereafter, immediately following the annual meeting of stockholders, each Eligible Director shall be awarded an Option covering 1,000 shares of Stock. The Options awarded under this paragraph (a) are referred to as "Formula Options."

     (b) Discretionary Options. The Committee shall also have the authority under this Plan to award Options to purchase Stock to Eligible Directors in such amounts and on such terms not inconsistent with this Plan as it shall determine at the time of the award. The Options awarded under this paragraph (b) are referred to herein as "Discretionary Options."

     (c) Exercise Price. The exercise price of each Formula Option shall be 100% of the fair market value per share of the Stock at the time the Option is granted. The exercise price of each Discretionary Options shall be set by the Committee. In no event, however, shall the Option price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, the fair market value of a share of Stock will be the mean between the high and low sale prices as reported on the principal market on which the Stock is traded or, if no sales are reported, the fair market value as determined in good faith by the Committee.

     (d) Duration of Options. The latest date on which a Option may be exercised (the "Final Exercise Date") shall be (i) in the case of Formula Options, the date which is seven years from the date the Option was granted and
(ii) in the case of Discretionary Options, such date as the Committee may determine, but in no event later than seven years from the date the Option was granted.

     (e) Exercise of Options.

          (1) Each Formula Option shall become exercisable as to one-fourth of the shares covered thereby on each anniversary of the date of the grant. Each Discretionary Option shall become exercisable at such time or times as the Committee shall determine.

          (2) Any exercise of an Option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the Option is exercised.

          (3) If an Option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the Option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

     (f) Payment for and Delivery of Stock. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (ii) if so permitted by the

Committee, (A) through the delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by having the Company hold back from the shares transferred upon exercise Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (C) by delivery of a promissory note of the Option holder to the Company, such note to be payable on such terms as are specified or (D) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (E) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the Option holder.

     An Option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (g) Nontransferability of Options. Except as the Committee shall otherwise provide, no Option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an Option may be exercised only by him or her.

     (h) Death. Except as the Committee shall otherwise provide, upon the death of any director granted Options under this Plan, all Options not then exercisable shall terminate. All Options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within six months after the director's death (subject, however, to the limitations of Section 6(d) regarding the maximum exercise period for such Option). After completion of that six-month period, such Options shall terminate to the extent not previously exercised.

     (i) Other Termination of Service. Except as the Committee shall otherwise provide, if a director's service with the Company terminates for any reason other than death, all Options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(d)), but shall terminate immediately if the director was removed for cause or resigned under circumstances which, in the opinion of the Committee, casts such discredit on him or her as to justify termination of his Options. After completion of that three-month period, such Options shall terminate to the extent not previously exercised, expired or terminated.

     (j) Mergers, etc. Subject to the second paragraph of this paragraph 6(j), in the event of a consolidation or merger in which the Company is not the surviving corporation (other than a consolidation or merger in which the holders of Stock of the Company acquire a majority of the voting stock of the surviving corporation) or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all Options hereunder will terminate, but 20 days prior to the anticipated effective date of any such merger, consolidation, sale, dissolution, or liquidation, all Options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable, provided, that if the transaction is a merger or consolidation that is accounted for as a pooling of interests the Committee shall arrange to have the successor or surviving corporation assume all Options outstanding under this Plan, with such adjustments to the number of shares covered by such Options and the exercise price thereof as may be necessary to reflect the exchange ratio provided for in the transaction. Such assumed options shall otherwise be on terms and conditions substantially equivalent to those set forth in this Plan, shall be immediately exercisable and, except as to Eligible Directors who become directors of the acquiring or surviving corporation, shall terminate on the 180th day following the consummation of the transaction. Options held by Eligible Directors who become directors of the acquiring or surviving corporation shall be governed, mutatis mutandis, by the provisions of this Plan and the agreement evidencing the Option surrendered in substitution.

     Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company as defined in Exhibit A hereto each Option held by each Eligible Director will immediately become fully exercisable.

7.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, TERMINATION AND
EFFECTIVENESS

     Neither adoption of the Plan nor the grant of Options to a director shall affect the Company's right to grant to such director Options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

     The Committee may at any time terminate the Plan as to any further grants of Options. The Committee may at any time or times, amend the Plan for any purpose which may at the time be permitted by law, but no such amendment shall adversely affect the rights of any Optionee (without the Optionee's consent) under any Option previously granted.

                                   EXHIBIT A

     A Change in Control will occur for purposes of this Plan if (i) any individual, corporation, partnership, company or other entity (a "Person") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities of the Company representing more than 30% of the combined voting power of the Company's then outstanding securities (other than as a result of acquisitions of such securities from the Company), (ii) there is a change in control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirement, (iii) the Company is a party to, or the stockholders approve, a merger, consolidation, or other reorganization (other than (a) a merger, consolidation or other reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, or other reorganization, or (b) a merger, consolidation, or other reorganization effected to implement a recapitalization of the Company, or similar transaction, in which no Person acquires more than 20% of the combined voting power of the Company's then outstanding securities), a sale of all or substantially all assets, or a plan of liquidation, or (iv) individuals who, at the date hereof, constitute the Board cease for any reason to constitute a majority thereof, provided, however, that any director who is not in office at the date hereof but whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the date hereof or whose election or nomination for election was previously so approved (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be deemed to have been in office at the date hereof for purposes of this definition.

     Notwithstanding the foregoing provisions of this Exhibit A, a "Change in Control" will not be deemed to have occurred solely because of the acquisition of beneficial ownership of securities of the Company by an employment benefit plan maintained by the Company for its employees.

                                                          0857-PS-03

                                   DETACH HERE

                                      PROXY

                    ANNUAL MEETING OF BTU INTERNATIONAL, INC.

                                  MAY 16, 2003

     The undersigned hereby constitutes and appoints Mark R. Rosenzweig and Thomas P. Kealy, or either of them with full power of substitution to each, proxies to vote and act at the Annual Meeting of Stockholders on May 16, 2003 at 10:00 a.m., and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR of all nominees for director, FOR proposal 2 and proposal 3 and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournment thereof.

SEE REVERSE        CONTINUED  AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
  SIDE                                                                  SIDE

BTU INTERNATIONAL, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694 EDISON, NJ
08818-8694

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

PLEASE DO NOT FOLD THIS PROXY.
                                                                          ZBTUC1

                                                                                                               FOR  AGAINST  ABSTAIN

1.  To fix the number of Directors for the ensuing year      2.  To approve the 2003 Equity Incentive Plan.    [ ]    [ ]     [ ]
    at (6) and to elect the following (6) Directors.

    NOMINEES: (01) Paul J. van der Wansem,
              (02) Mark R. Rosenzweig,                       3.  To approve amendment to add 70,000 shares     [ ]    [ ]     [ ]
              (03) David A. B. Brown, (04) J. Chuan Chu,         for the 1998 Stock Option Plan for Non-
              (05) John E. Beard and (06) Joseph F. Wrinn        Employee Directors.
                   FOR                     WITHHELD
                   ALL     [ ]             FROM ALL  [ ]
                 NOMINEES                  NOMINEES

            [ ]
                --------------------------------------
                For all nominees except as noted above

                                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]

                                                             Please sign exactly as name(s) appear hereon.
                                                             When signing as attorney, executor, administrator,
                                                             trustee, or guardian, please sign your full
                                                             title as such.  Each joint owner should sign.


Signature:__________________Date:______Signature:________________Date:______